EXHIBIT 99.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                        ---------------------------------


     The  undersigned   hereby  certifies,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of my knowledge:


1. The Annual Report on Form 10-K of Cumberland Technologies, Inc. for the year ended December 31, 2002 as filed May 6, 2003 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Cumberland Technologies, Inc.




Dated:  May 6, 2003                  /s/      Joseph M. Williams
                                     -------------------------------------------
                                     Joseph M. Williams, President and Treasurer
                                     of Cumberland Technologies, Inc.